UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

__________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported):
June 13, 2007

BIOSANTE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

(847) 478-0500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1  —  Registrant’s Business and Operations

Item 1.01        Entry into a Material Definitive Agreement

On June 13, 2007, BioSante Pharmaceuticals, Inc. completed its previously announced private placement of 3,054,999 shares of common stock and warrants to purchase 763,750 shares of common stock for an aggregate purchase price of approximately $18.3 million, resulting in net proceeds to BioSante of approximately $17.3 million, after deduction of placement agent commissions and estimated offering expenses.  The purchase price per unit was $6.00 and each unit was comprised of one share of BioSante’s common stock and a warrant to purchase 0.25 of a share of common stock.  The warrants are exercisable for a period of three years, beginning six months and one day from the date of issuance, at an exercise price of $8.00 per share.  The number of shares issuable upon exercise of the warrants and the exercise price of the warrants are adjustable in the event of stock splits, combinations and reclassifications, but not in the event of the issuance of additional securities.

A form of the subscription agreement between BioSante and each of the investors was filed as Exhibit 10.1 to BioSante’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on May 25, 2007, and is incorporated herein by reference.  A form of the warrant issued by BioSante to each of the investors in the private placement is being filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the terms and conditions of the warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the form of warrant filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1
Form of Subscription Agreement dated as of May 25, 2007 by and between BioSante Pharmaceuticals, Inc. and each of the subscribers party to the Subscription Agreements (incorporated by reference to Exhibit 10.1 in BioSante’s Current Report on Form 8-K dated May 25, 2007 (File No. 001-31812)

10.2	Form of Warrant dated as of June 13, 2007 issued by BioSante Pharmaceuticals, Inc. to each of the subscribers party to the Subscription Agreements dated as of May 25, 2007 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

By:  /s/ Stephen M. Simes
Stephen M. Simes
President and Chief Executive Officer

Dated:  June 13, 2007

BIOSANTE PHARMACEUTICALS, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	Form of Subscription Agreement dated as of May 25, 2007 by and between BioSante Pharmaceuticals, Inc. and each of the subscribers party to the Subscription Agreements	Incorporated by reference to Exhibit 10.1 in BioSante’s Current Report on Form 8-K dated May 25, 2007 (File No. 001-31812)
10.2	Form of Warrant dated as of June 13, 2007 issued by BioSante Pharmaceuticals, Inc. to each of the subscribers party to the Subscription Agreements dated as of May 25, 2007	Filed herewith